EXHIBIT 10

NAVISTAR INTERNATIONAL CORPORATION AND CONSOLIDATED SUBSIDIARIES MATERIAL CONTRACTS

The following documents of Navistar International Corporation are incorporated herein by reference.

10.42
Indenture dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 4.2 to Navistar Financial Dealer Note Master Owner Trust’s Current Report on Form 8-K dated June 10, 2004. Filed on File No. 333-104639.

10.43
Series 2004-1 Indenture Supplement, dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust,  as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 4.3 to Navistar Financial Dealer Note Master Owner Trust’s Current Report on Form 8-K dated June 10, 2004. Commission File No. 333-104639.

10.44
Indenture, dated as of November 21, 2000, between Truck Engine Receivables Master Trust and The Bank of New York, as Indenture Trustee. Filed as Exhibit 10.63 to Navistar Financial Corporation’s Quarterly Report on Form 10-Q dated September 10, 2004. Commission File No. 001-04146.

10.45
Series 2000-1 Indenture Supplement, dated as of November 21, 2000, between Truck Engine Receivables Master Trust and  the Bank of New York, as Indenture Trustee. Filed as Exhibit 10.67 to Navistar Financial Corporation’s Quarterly Report on Form 10-Q dated September 10, 2004. Commission File No. 001-04146.

* Indicates a management contract or compensatory plan or arrangement required to be filed as an exhibit to this report pursuant to Item 14(c).

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